SCHEDULE OF SERIES PORTFOLIOS OF SPDR® SERIES TRUST

Dated: October 31, 2026

Fund Name

State Street® SPDR® Bloomberg 1-10 Year TIPS ETF

State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF

State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF

State Street® SPDR® Bloomberg Convertible Securities ETF

State Street® SPDR® Bloomberg Emerging Markets Local Bond ETF

State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF

State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF

State Street® SPDR® Bloomberg High Yield Bond ETF

State Street® SPDR® Bloomberg International Corporate Bond ETF

State Street® SPDR® Bloomberg International Treasury Bond ETF

State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF

State Street® SPDR® Bloomberg Short Term High Yield Bond ETF

State Street® SPDR® Bloomberg Short Term International Treasury Bond ETF

State Street® SPDR® Dow Jones® REIT ETF

State Street® SPDR® FactSet Innovative Technology ETF

State Street® SPDR® FTSE International Government Inflation-Protected Bond ETF

State Street® SPDR® Global Dow ETF

State Street® SPDR® ICE Preferred Securities ETF

State Street® SPDR® MSCI USA Gender Diversity ETF

State Street® SPDR® MSCI USA StrategicFactorsSM ETF

State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF

State Street® SPDR® Nuveen ICE Municipal Bond ETF

State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF

State Street® SPDR® NYSE Technology ETF

State Street® SPDR® Portfolio Aggregate Bond Index ETF (formerly, State Street® SPDR® Portfolio Aggregate Bond ETF)

State Street® SPDR® Portfolio Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Corporate Bond ETF)

State Street® SPDR® Portfolio High Yield Bond Index ETF (formerly, State Street® SPDR® Portfolio High Yield Bond ETF)

State Street® SPDR® Portfolio Intermediate Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF)

State Street® SPDR® Portfolio Intermediate Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Intermediate Term Treasury ETF)

State Street® SPDR® Portfolio Long Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Long Term Corporate Bond ETF)

State Street® SPDR® Portfolio Long Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Long Term Treasury ETF)

State Street® SPDR® Portfolio Mortgage Backed Bond Index ETF (formerly, State Street® SPDR® Portfolio Mortgage Backed Bond ETF)

State Street® SPDR® Portfolio Nasdaq® 100 ETF

State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF

State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF

State Street® SPDR® Portfolio S&P 500® ETF

State Street® SPDR® Portfolio S&P 500® Growth ETF

State Street® SPDR® Portfolio S&P 500® High Dividend ETF

State Street® SPDR® Portfolio S&P 500® Value ETF

State Street® SPDR® Portfolio S&P 600TM Small Cap ETF

State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF

State Street® SPDR® Portfolio Short Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Short Term Corporate Bond ETF)

State Street® SPDR® Portfolio Short Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Short Term Treasury ETF)

State Street® SPDR® Portfolio TIPS Index ETF (formerly, State Street® SPDR® Portfolio TIPS ETF)

State Street® SPDR® Portfolio Treasury Index ETF (formerly, State Street® SPDR® Portfolio Treasury ETF)

State Street® SPDR® Portfolio Ultra Short T-Bill Index ETF (formerly, State Street® SPDR® Portfolio Ultra Short T-Bill ETF)

State Street® SPDR® Russell 1000 Low Volatility Focus ETF

State Street® SPDR® Russell 1000 Momentum Focus ETF

State Street® SPDR® Russell 1000 Yield Focus ETF

State Street® SPDR® S&P 400TM Mid Cap Growth ETF

State Street® SPDR® S&P 400TM Mid Cap Value ETF

State Street® SPDR® S&P 500® Scored and Screened ETF (formerly, State Street® SPDR® S&P 500® ESG ETF)

State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF

State Street® SPDR® S&P 600TM Small Cap Growth ETF

State Street® SPDR® S&P 600TM Small Cap Value ETF

State Street® SPDR® S&P® 1500 Momentum Tilt ETF

State Street® SPDR® S&P® 1500 Value Tilt ETF

State Street® SPDR® S&P® Aerospace & Defense ETF

State Street® SPDR® S&P® Bank ETF

State Street® SPDR® S&P® Biotech ETF

State Street® SPDR® S&P® Capital Markets ETF

State Street® SPDR® S&P® Dividend ETF

State Street® SPDR® S&P® Health Care Equipment ETF

State Street® SPDR® S&P® Health Care Services ETF

State Street® SPDR® S&P® Homebuilders ETF

State Street® SPDR® S&P® Insurance ETF

State Street® SPDR® S&P Kensho Grid Innovation ETF (formerly, State Street® SPDR® S&P Kensho Clean Power ETF)

State Street® SPDR® S&P Kensho Final Frontiers ETF

State Street® SPDR® S&P Kensho Future Security ETF

State Street® SPDR® S&P Kensho Intelligent Structures ETF

State Street® SPDR® S&P Kensho New Economies Composite ETF

State Street® SPDR® S&P Kensho Smart Mobility ETF

State Street® SPDR® S&P® Leveraged Loan ETF

State Street® SPDR® S&P® Metals & Mining ETF

State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF

State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF

State Street® SPDR® S&P® Pharmaceuticals ETF

State Street® SPDR® S&P® Regional Banking ETF

State Street® SPDR® S&P® Retail ETF

State Street® SPDR® S&P® Semiconductor ETF

State Street® SPDR® S&P® Software & Services ETF

State Street® SPDR® S&P® Telecom ETF

State Street® SPDR® S&P® Transportation ETF

State Street® SPDR® UC Investments 90/10 Endowment Strategy Index ETF

State Street® SPDR® US Large Cap Low Volatility Index ETF

State Street® SPDR® US Small Cap Low Volatility Index ETF